October 31, 2013

Orinda SkyView Macro Opportunities Fund

A series of Advisors Series Trust (the “Trust”)

Class A
Class I

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated June 28, 2013, as supplemented September 4, 2013

On September 19, 2013, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Orinda SkyView Macro Opportunities Fund (the “Fund”) and Orinda Asset Management, LLC (the “Advisor”), investment advisor of the Fund, pursuant to which the Advisor has agreed to reduce the Fund’s management fee from 2.30% to 1.96% effective January 1, 2014.

The Board also approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Caps from 2.96% and 2.66% to 2.76% and 2.46% for Class A and Class I, respectively, effective January 1, 2014:

In connection with this reduction, the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the “Distribution of Fund Shares” section on page 36 of the Fund’s Prospectus and the “Additional Purchase and Redemption Information” section on page 45 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.96%	1.96%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short and Shareholder Servicing Plan Fee)	2.94%	3.47%
Interest Expense and Dividends on Securities Sold Short	0.84%	0.80%
Shareholder Servicing Plan Fee	0.15%	0.10%
Acquired Fund Fees and Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses(2)	5.29%	5.57%
Less: Fee Waiver and Expense Reimbursement	-1.55%	-2.17%
Net Annual Fund Operating Expenses(3)	3.74%	3.40%

(1)	Management Fees have been restated to reflect current fees.
(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Operating Expenses to Average Net Assets Before Reimbursements in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(3)
Orinda Asset Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.76% and 2.46% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2014, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$858	$1,872	$2,881	$5,378
Class I	$343	$1,468	$2,581	$5,307

All other references contained in the Prospectus and SAI to the Fund’s expense cap of 2.96% for Class A and 2.66% for Class I are hereby superseded by the information contained in this supplement.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.